UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2014

APPLE REIT NINE, INC.
(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

000-53603	26-1379210
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (the “Company”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01.	Other Events.

As previously disclosed, the Securities and Exchange Commission (“SEC”) has been investigating the adequacy of certain disclosures made by the Company in its filings with the SEC.  The SEC has also been investigating the adequacy of certain disclosures made by Apple REIT Eight, Inc. and Apple REIT Seven, Inc. (the “Other REITs”).  On February 12, 2014, the SEC entered into a settlement with the Company, the Other REITs, Apple Six Advisors, Inc., Apple Seven Advisors, Inc., Apple Eight Advisors, Inc. and Apple Nine Advisors, Inc. (collectively the “Advisory Companies”), Chief Executive Officer Glade M. Knight and Chief Financial Officer Bryan F. Peery.  To effectuate the settlement, and without admitting or denying any allegations, the Company and the Other REITs consented to the issuance of an administrative order alleging deficiencies related to the disclosure of the process used to price shares sold in the dividend reinvestment plans, disclosure of compensation paid to executives by the Advisory Companies, and disclosure of transactions among the Company and the Other REITs.  The settlement and the allegations have no impact on the financial statements of the Company or either of the Other REITs.  The order provides that based on the alleged disclosure deficiencies, the Other REITs violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and the Company and the Other REITs violated Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder.  The order requires the Company and the Other REITs to cease and desist from committing or causing any such violations in the future, but does not require the Company or the Other REITs to pay a financial penalty.

The Advisory Companies, Mr. Knight and Mr. Peery, without admitting or denying any allegations, also consented to the issuance of the order alleging that, based on the alleged disclosure deficiencies described above, they were a cause of the Company’s and the Other REITs’ violations of Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), 14(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-13 and 14a-9 thereunder.  In addition, the order provides that Messrs. Knight and Peery violated Section 16(a) of the Exchange Act and Rule 16a-3 thereunder based on Mr. Knight’s alleged failure to file timely with the SEC one Form 3 and one Form 4, and Mr. Peery’s alleged failure to file timely one Form 4.  Further, the order provides that Messrs. Knight and Peery each violated Rule 13a-14 of the Exchange Act based on the officer certifications they provided in their respective roles as Chief Executive Officer and Chief Financial Officer for the Company and the Other REITs.  Finally, to settle the proceedings, Apple Six Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Seven Advisors, Inc. has agreed to pay a penalty of $375,000, Apple Eight Advisors, Inc. has agreed to pay a penalty of $437,500, Apple Nine Advisors, Inc. has agreed to pay a penalty of $250,000, Mr. Knight has agreed to pay a penalty of $125,000 and Mr. Peery has agreed to pay a penalty of $50,000.

For more details about the settlement, please refer to the full text of the Commission’s order being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

d. Exhibits.

99.1
Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing Civil Penalties and a Cease-and-Desist Order

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT NINE, INC.
Date: February 13, 2014	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer